UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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ALPHA MODUS HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

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ALPHA MODUS HOLDINGS, INC.

20311 Chartwell Center Dr., #1469

Cornelius, NC 28031

(704) 252-5050

INFORMATION STATEMENT

To the Holders of Common Stock of Alpha Modus Holdings, Inc.,

This Information Statement is being circulated to the stockholders of record of the outstanding Class A common stock, $0.0001 par value per share (the “Common Stock”), of Alpha Modus Holdings, Inc. (the “Company”), as of the close of business on April 2, 2026 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our stockholders of actions taken by written consent of the holders of a majority of the outstanding voting stock of the Company, holding approximately 62.1% of the outstanding shares of our Common Stock (the “Majority Stockholders”). This Information Statement shall be considered the notice required under the Delaware General Corporation Law (the “DGCL”).

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions were authorized by written consent of the Majority Stockholders:

●	Issuing Janbella Group, LLC, a North Carolina limited liability company controlled by Company CEO William Alessi (“Janbella”) (i) 3,200,000 shares of Series C Preferred Stock (the “Janbella Preferred Shares”), and (ii) 5,789,417 warrants to purchase Common Stock, exercisable at $0.4940 and for a 5-year term (the “Janbella Warrants”).
●	Issuing the following shares and warrants (collectively the “Bonus Securities”) as bonuses to the following Company personnel (the “Personnel”) pursuant to the Company’s agreements with the Personnel:

○	William Alessi, Chief Executive Officer – warrants to purchase 2,199,010 shares of Common Stock, exercisable at par value and for a 7-year term;
○	Chris Chumas, Chief Strategy Officer – warrants to purchase 1,099,505 shares of Common Stock, exercisable at par value and for a 3-year term;
○	Thomas Gallagher, Chief Revenue Officer – 91,625 shares of Common Stock;
○	Puneet Vij, Vice President of Technology – 54,222 shares of Common Stock;
○	Christopher Hanba, General Counsel – 75,000 shares of Common Stock; and
○	Ariana Pellegrino, Associate General Counsel – 15,000 shares of Common Stock.

The Company is subject to the NASDAQ Stock Market’s Listing Rules because the Common Stock is currently listed on the NASDAQ Capital Market (“NASDAQ”). The issuances of the Janbella Preferred Shares, Janbella Warrants, and Bonus Securities (collectively the “Securities”) may implicate certain of the NASDAQ listing standards requiring stockholder approval in order to maintain our listing on NASDAQ.

The Majority Stockholders, in accordance with NASDAQ Listing Rule 5635(c) and (d), approved the issuances of the Securities.

The written consents of the Majority Stockholders we have received constitute the only stockholder approval required under the DGCL, NASDAQ Listing Rule 5635(c) and (d), our Second Amended and Restated Certificate of Incorporation, and our Amended and Restated Bylaws, to approve the issuances of the Securities. Our Board of Directors is not soliciting your consent or your proxy in connection with this action, and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

By order of the Board of Directors

/s/ William Alessi
William Alessi
Chief Executive Officer and Director

April 24, 2026

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF

DIRECTORS OF THE COMPANY. WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

April 24, 2026

GENERAL INFORMATION

Alpha Modus Holdings, Inc., a Nevada corporation, with its principal executive offices located at 20311 Chartwell Center Dr., #1469, Cornelius, NC, 28031, is sending you this Notice and Information Statement to notify you of an action that the Majority Stockholders has taken by written consent in lieu of a special meeting of stockholders. References in this Information Statement to the “Company, “we,” “our,” “us,” and “Alpha Modus” are to Alpha Modus Holdings, Inc., and, to the extent applicable, its subsidiaries. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward the Information Statement to beneficial owners of the Common Stock held of record by them.

Copies of this Information Statement are being mailed on or about April 27, 2026, to the holders of record of the outstanding shares of our Common Stock on April 2, 2026, which we refer to as the “Record Date.”

Background

The following actions were approved by the written consent of the Majority Stockholders holding approximately 62.1% of our outstanding voting stock as of April 2, 2026, in lieu of a special meeting of our stockholders.

The Company’s subsidiary, Alpha Modus, Corp. previously issued to Janbella Group, LLC, a North Carolina limited liability company controlled by Company CEO William Alessi (“Janbella”), promissory notes (the “Notes”) dated January 17, 2023, August 31, 2023, which Notes were amended on or about August 18, 2025, pursuant to that certain Extension and Modification Agreement (the “Amendment”). Pursuant to the Amendment, the maturity date of the Notes was extended to February 1, 2026, at which time all principal and interest under the Notes would be payable to Janbella. As of August 18, 2025, $2,747,038.40 was owed to Janbella under the Notes, and as of the date hereof, no payments have been made to Janbella under the Notes. Janbella had “most favored nations” rights in connection with the Notes and any debt or convertible instruments issued after August 18, 2025.

Effective October 19, 2025, the Company entered into a Securities Purchase Agreement with the Nancy Helen Wallace and Gerard Haase-Dubosc Family Trust (the “Haase-Dubosc Trust”), pursuant to which the Company issued (i) a convertible promissory note to the Haase-Dubosc Trust in the original principal amount of $400,000, and (ii) warrants to purchase 363,636 shares of Common Stock at an exercise price of $1.10/share, for a total purchase price of $400,000, and the Haase-Dubosc note and Haase-Dubosc warrants were issued to the Haase-Dubosc Trust on October 19, 2025.

Effective December 2, 2025, the Company entered into a Securities Purchase Agreement with AIFirst Ventures LLC (“AIFirst”), pursuant to which the Company issued (i) a convertible promissory note to AIFirst in the original principal amount of $250,000, and (ii) warrants to purchase 1,000,000 shares of Common Stock at an exercise price of $1.00/share, for an aggregate purchase price of $250,000, and the AIFirst Note and AIFirst warrants were issued to AIFirst on December 2, 2025.

Additionally, on May 27, 2025, the Company entered into an exchange agreement (the “Exchange Agreement”) with four family trusts of Company CEO William Alessi, pursuant to which the trusts exchanged an aggregate of 3,200,000 shares of Series C Preferred, Stock (800,000 shares held in the name of The WRA 2023 Irrevocable Trust, 800,000 shares held in the name of The Janet Alessi 2023 Irrevocable Trust, 800,000 shares held in the name of The Isabella Alessi 2023 Irrevocable Trust, and 800,000 shares held in the name of The Kim Alessi Richter Irrevocable Trust, all of which are deemed to be beneficially owned by Mr. Alessi as Mr. Alessi’s spouse is the trustee of each of the trusts) for an aggregate of 26,079,868 shares of Common Stock (with each of the trusts being issued 6,519,967 shares of Common Stock), and each of the trusts agreed not to sell or otherwise transfer the shares of Common Stock received in the exchange until June 13, 2026. The Exchange Agreement and exchanges of 3,200,000 shares of Series C Preferred Stock for Common Stock were necessary at the time to maintain the Company’s Nasdaq listing.

In light of those circumstances, the Board of Directors of the Company (the “Board”) approved issuing Janbella (i) 3,200,000 shares of Series C Preferred Stock (the “Janbella Preferred Shares”), and (ii) 5,789,417 warrants to purchase Common Stock, exercisable at $0.4940 and for a 5 year term (the “Janbella Warrants”), all in consideration of (i) Mr. Alessi’s family trusts’ prior conversion of Series C Preferred Stock into Common Stock to maintain the Company’s Nasdaq listing, (ii) Janbella’s agreement to extend the maturity date under the Notes to June 30, 2026, and (iii) Janbella’s waiver of default claims in connection with the Company’s failure to pay the Notes or issue warrants to Janbella under its “most favored nations” rights in connection with the Notes and the subsequent issuances of the notes and warrants to the Haase-Dubosc Trust and AIFirst.

Additionally, the Board approved issuing the following shares and warrants (collectively the “Bonus Securities”) as bonuses to the following Company personnel (the “Personnel”) pursuant to the Company’s agreements with the Personnel:

●	William Alessi, Chief Executive Officer – warrants to purchase 2,199,010 shares of Common Stock, exercisable at par value and for a 7-year term;
●	Chris Chumas, Chief Strategy Officer – warrants to purchase 1,099,505 shares of Common Stock, exercisable at par value and for a 3-year term;
●	Thomas Gallagher, Chief Revenue Officer – 91,625 shares of Common Stock;
●	Puneet Vij, Vice President of Technology – 54,222 shares of Common Stock;
●	Christopher Hanba, General Counsel – 75,000 shares of Common Stock; and
●	Ariana Pellegrino, Associate General Counsel – 15,000 shares of Common Stock.

The Janbella Preferred Shares, Janbella Warrants, and Bonus Securities are collectively referred to as the “Securities.”

The Company is subject to the NASDAQ Stock Market’s Listing Rules because the Common Stock is currently listed on the NASDAQ Capital Market (“NASDAQ”). The issuances of the Securities implicates certain of the NASDAQ listing standards requiring stockholder approval in order to maintain our listing on NASDAQ.

The Majority Stockholders, in accordance with NASDAQ Listing Rule 5635(c) and (d), approved the above-described transactions and the issuances of the Securities.

The written consents of the Majority Stockholders we have received constitute the only stockholder approval required under the DGCL, NASDAQ Listing Rule 5635(c) and (d), our Second Amended and Restated Certificate of Incorporation, and our Amended and Restated Bylaws, to approve the issuances of the Securities. Our Board of Directors is not soliciting your consent or your proxy in connection with this action, and neither consents nor proxies are being requested from stockholders.

The actions taken by written consent of the Majority Stockholders will not become effective until the date that is twenty (20) calendar days after this Information Statement is first mailed or otherwise delivered to holders of our Common Stock as of the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY, AND

YOU ARE REQUESTED NOT TO SEND A PROXY.

ACTION TAKEN

This Information Statement contains a brief summary of the material aspects of the action approved by the members of the Board of Directors of the Company and the Majority Stockholders.

APPROVAL OF THE ISSUANCES OF THE JANBELLA PREFERRED SHARES, JANBELLA WARRANTS, AND BONUS SECURITIES IN ACCORDANCE WITH APPLICABLE NASDAQ LISTING RULES

The Company’s subsidiary, Alpha Modus, Corp. previously issued to Janbella Group, LLC, a North Carolina limited liability company controlled by Company CEO William Alessi (“Janbella”), promissory notes (the “Notes”) dated January 17, 2023, August 31, 2023, which Notes were amended on or about August 18, 2025, pursuant to that certain Extension and Modification Agreement (the “Amendment”). Pursuant to the Amendment, the maturity date of the Notes was extended to February 1, 2026, at which time all principal and interest under the Notes would be payable to Janbella. As of August 18, 2025, $2,747,038.40 was owed to Janbella under the Notes, and as of the date hereof, no payments have been made to Janbella under the Notes. Janbella had “most favored nations” rights in connection with the Notes and any debt or convertible instruments issued after August 18, 2025.

Effective October 19, 2025, the Company entered into a Securities Purchase Agreement with the Nancy Helen Wallace and Gerard Haase-Dubosc Family Trust (the “Haase-Dubosc Trust”), pursuant to which the Company issued (i) a convertible promissory note to the Haase-Dubosc Trust in the original principal amount of $400,000, and (ii) warrants to purchase 363,636 shares of Common Stock at an exercise price of $1.10/share, for a total purchase price of $400,000, and the Haase-Dubosc note and Haase-Dubosc warrants were issued to the Haase-Dubosc Trust on October 19, 2025.

Effective December 2, 2025, the Company entered into a Securities Purchase Agreement with AIFirst Ventures LLC (“AIFirst”), pursuant to which the Company issued (i) a convertible promissory note to AIFirst in the original principal amount of $250,000, and (ii) warrants to purchase 1,000,000 shares of Common Stock at an exercise price of $1.00/share, for an aggregate purchase price of $250,000, and the AIFirst Note and AIFirst warrants were issued to AIFirst on December 2, 2025.

Additionally, on May 27, 2025, the Company entered into an exchange agreement (the “Exchange Agreement”) with four family trusts of Company CEO William Alessi, pursuant to which the trusts exchanged an aggregate of 3,200,000 shares of Series C Preferred, Stock (800,000 shares held in the name of The WRA 2023 Irrevocable Trust, 800,000 shares held in the name of The Janet Alessi 2023 Irrevocable Trust, 800,000 shares held in the name of The Isabella Alessi 2023 Irrevocable Trust, and 800,000 shares held in the name of The Kim Alessi Richter Irrevocable Trust, all of which are deemed to be beneficially owned by Mr. Alessi as Mr. Alessi’s spouse is the trustee of each of the trusts) for an aggregate of 26,079,868 shares of Common Stock (with each of the trusts being issued 6,519,967 shares of Common Stock), and each of the trusts agreed not to sell or otherwise transfer the shares of Common Stock received in the exchange until June 13, 2026. The Exchange Agreement and exchanges of 3,200,000 shares of Series C Preferred Stock for Common Stock were necessary at the time to maintain the Company’s Nasdaq listing.

In light of those circumstances, the Board of Directors of the Company (the “Board”) approved issuing Janbella (i) 3,200,000 shares of Series C Preferred Stock (the “Janbella Preferred Shares”), and (ii) 5,789,417 warrants to purchase Common Stock, exercisable at $0.4940 and for a 5 year term (the “Janbella Warrants”), all in consideration of (i) Mr. Alessi’s family trusts’ prior conversion of Series C Preferred Stock into Common Stock to maintain the Company’s Nasdaq listing, (ii) Janbella’s agreement to extend the maturity date under the Notes to June 30, 2026, and (iii) Janbella’s waiver of default claims in connection with the Company’s failure to pay the Notes or issue warrants to Janbella under its “most favored nations” rights in connection with the Notes and the subsequent issuances of the notes and warrants to the Haase-Dubosc Trust and AIFirst.

Additionally, the Board approved issuing the following shares and warrants (collectively the “Bonus Securities”) as bonuses to the following Company personnel (the “Personnel”) pursuant to the Company’s agreements with the Personnel:

●	William Alessi, Chief Executive Officer – warrants to purchase 2,199,010 shares of Common Stock, exercisable at par value and for a 7-year term;
●	Chris Chumas, Chief Strategy Officer – warrants to purchase 1,099,505 shares of Common Stock, exercisable at par value and for a 3-year term;
●	Thomas Gallagher, Chief Revenue Officer – 91,625 shares of Common Stock;
●	Puneet Vij, Vice President of Technology – 54,222 shares of Common Stock;
●	Christopher Hanba, General Counsel – 75,000 shares of Common Stock; and
●	Ariana Pellegrino, Associate General Counsel – 15,000 shares of Common Stock.

The Janbella Preferred Shares, Janbella Warrants, and Bonus Securities are collectively referred to as the “Securities.”

Stockholders Entitled to Receive Notice of Action by Written Consent

Under Section 228 of the DGCL, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present, consent to such action in writing. Prompt notice of any action so taken by written consent must be provided to all holders of our Common Stock as of the Record Date.

NASDAQ Listing Requirements and the Necessity of Stockholder Approval

The Company is subject to the NASDAQ Listing Rules because our Common Stock is currently listed on NASDAQ. The issuances of the Securities implicate certain of the NASDAQ listing standards requiring prior stockholder approval in order to maintain our listing on NASDAQ, as follows:

●	NASDAQ Listing Rule 5635(c) requires stockholder approval prior to the issuance of securities when an equity compensation arrangement is made pursuant to which stock may be acquired by officers, directors, employees, or consultants.

●	NASDAQ Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities, in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the issuer, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the closing price immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement (such lower price the “Minimum Price”).

The Bonus Securities may be issued to Company employees and personnel as equity compensation covered by Nasdaq Listing Rule 5635(c), and the issuances of the Bonus Securities therefore require prior stockholder approval under NASDAQ Listing Rule 5635(c).

The Janbella Preferred Shares and Janbella Warrants could convert into in excess of 20% of the Company’s Common Stock upon full conversion and exercise. Under NASDAQ’s interpretive material regarding NASDAQ Listing Rule 5635, the maximum potential issuance under the conversion of the Janbella Preferred Shares will exceed 20% of the Common Stock outstanding because the Janbella Preferred Shares could potentially be converted into Common Stock based on a share price of $0.01 or less. See IM-5635-4; “Interpretive Material Regarding Future Priced Securities and Other Securities with Variable Conversion Terms.” Therefore, the issuance of Common Stock upon conversion of the Janbella Preferred Shares, and the issuance of Common Stock upon exercise of the Janbella Warrants, if such issuance is aggregated with the issuance of Common Stock upon conversion of the Janbella Preferred Shares, require prior stockholder approval under NASDAQ Listing Rule 5635(d).

The Majority Stockholders, in accordance with NASDAQ Listing Rule 5635(c) and (d), approved the issuances of the Securities (including the Janbella Preferred Shares, the Janbella Warrants, and the Bonus Securities).

Effective Date of Action by Written Consent

Pursuant to Rule 14c-2 promulgated under the Exchange Act, the earliest date that the corporate action being taken pursuant to the written consent can become effective is 20 calendar days after the first mailing or other delivery of this Information Statement to holders of our Common Stock as of the Record Date. On the 20th calendar day after the first mailing or other delivery of this Information Statement, the action taken by written consent of the Majority Stockholders described above will become effective, and the Common Shares will be issued. We recommend that you read this Information Statement in its entirety for a full description of the action approved by the holders of a majority of our outstanding Common Stock.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the issuances of the Common Shares.

OUTSTANDING VOTING SECURITIES

Each share of our Common Stock entitles its holder to one vote on each matter submitted to stockholders, and each share of Series C Preferred Stock entitles its holder to one vote on each matter submitted to stockholders. As of the Record Date, 50,893,014 shares of Common Stock were issued and outstanding and entitled to take action by written consent and to receive notice of the action taken by written consent, and 30,422,176 shares of Common Stock owned by the Majority Stockholders and 3,870,000 shares of Series C Preferred Stock owned by the Majority Stockholders consented in favor of the actions to be taken, constituting approximately 62.1% of the total votes the Company’s voting capital stock outstanding as of the Record Date. Such stock voted in favor the actions to be taken consists of the following: (i) 139,784 shares of Common Stock held in the name of The Alessi 2023 Irrevocable Trust, (ii) 6,719,967 shares of Common Stock held in the name of The WRA 2023 Irrevocable Trust, (iii) 6,719,967 shares of Common Stock held in the name of The Janet Alessi 2023 Irrevocable Trust, (iv) 6,719,967 shares of Common Stock held in the name of The Isabella Alessi 2023 Irrevocable Trust, (v) 6,719,967 shares of Common Stock held in the name of The Kim Alessi Richter Irrevocable Trust, (vi) 610,216 shares of Common Stock held in the name of the Alessi Revocable Trust, (vii) 2,792,308 shares of Common Stock held in the name of Janbella Group, LLC, and (viii) 3,870,000 shares of Series C Preferred Stock held in the name of The Alessi 2023 Irrevocable Trust. William Alessi’s spouse, Sonia Alessi, is the trustee of each of the preceding trusts, and Mr. Alessi is deemed to be the beneficial owner of shares held in the name of each of the trusts. Mr. Alessi has voting and investment discretion with respect to shares held by Janbella Group, LLC, and is deemed to be the beneficial owner of shares held in the name of Janbella Group, LLC.

As of April 2, 2026, the Majority Stockholders had executed and delivered to the Company written consents approving the action set forth herein. Since the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 2, 2026, for (i) each of our named executive officers and directors; (ii) all of our named executive officers and directors as a group; and (iii) each other shareholder known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person or any member of such group has the right to acquire within sixty (60) days thereafter. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days are deemed to be outstanding for such person, but not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership by any person.

The percentages below are calculated based on 50,893,014 shares of our Common Stock, and 4,300,000 shares of Series C Preferred Stock, issued and outstanding as of April 2, 2026. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o our company, Alpha Modus Holdings, Inc., 20311 Chartwell Center Dr., #1469, Cornelius, NC, 28031.

Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock		%	Number of Shares of Series C Preferred Stock		%
Directors and Executive Officers
William Alessi	31,172,176	(1)	61.3%	3,870,000	(2)	90.0%
Rodney Sperry	54,249		0.1%	-		-
Chris Chumas	206,641	(3)	0.4%	430,000	(4)	10.0%
Thomas Gallagher	81,000		0.2%	-		-
Michael Garel	105,652		0.2%	-		-
Gregory Richter	121,252	(5)	0.2%	-		-
Scott Wattenberg	85,252		0.2%	-		-
William Ullman	787,832	(6)	1.5%	-		-
All Directors and Executive Officers as a Group	32,614,054		63.5%	4,300,000		100.0%

(1)	Includes (i) 139,784 shares of common stock held in the name of The Alessi 2023 Irrevocable Trust, (ii) 6,719,967 shares of common stock held in the name of The WRA 2023 Irrevocable Trust, (iii) 6,719,967 shares of common stock held in the name of The Janet Alessi 2023 Irrevocable Trust, (iv) 6,719,967 shares of common stock held in the name of The Isabella Alessi 2023 Irrevocable Trust, (v) 6,719,967 shares of common stock held in the name of The Kim Alessi Richter Irrevocable Trust, (vi) 610,216 shares of common stock held in the name of the Alessi Revocable Trust, (vii) 2,792,308 shares of common stock held in the name of Janbella Group, LLC, and (viii) 750,000 shares of common stock held in the name of Insight Acquisition Sponsor LLC, which has granted an irrevocable proxy to vote such shares to William Alessi. William Alessi’s spouse, Sonia Alessi, is the trustee of each of the preceding trusts, and Mr. Alessi is deemed to be the beneficial owner of shares held in the name of each of the trusts. Mr. Alessi has voting and investment discretion with respect to shares held by Janbella Group, LLC, and is deemed to be the beneficial owner of shares held in the name of Janbella Group, LLC.

(2)	Consists of (i) 3,870,000 shares of Series C Preferred Stock held in the name of The Alessi 2023 Irrevocable Trust.

(3)	Consists of (i) 75,000 shares of Class A common stock held in the name of Chris Chumas, and (ii) 6,000 shares of Class A common stock held in the name of Mr. Chumas’s spouse, Amanda Chumas.

(4)	Consists of (i) 215,000 shares of Series C Preferred Stock held in the name of Chris Chumas, and (ii) 215,000 shares of Series C Preferred Stock held in the name of Mainstar Trust Cust Fbo Chris P Chumas Roth IRA.

(5)	Includes (i) 105,252 shares of Class A common stock held in the name of Gregory Richter, and (ii) 16,000 shares of Class A common stock held in the name of Mr. Richter’s spouse, Kim Alessi Richter.

(6)	Includes (i) 156,797 shares of Class A common stock held in the name of William Ullman, (ii) 159,983 shares of Class A common stock held in the name of Water Street Opportunities I LLC, (iii) 50,000 shares of common stock issuable under the Private Placement Warrants held by Mr. Ullman, which are deemed to be beneficially owned by Mr. Ullman since the warrants are exercisable within 60 days of the date of the Closing, and (iii) 421,052 shares of common stock issuable under the Private Placement Warrants held by Water Street Opportunities I LLC, which are deemed to be beneficially owned by Water Street Opportunities I LLC since the warrants are exercisable within 60 days of the date of the Closing. Mr. Ullman has voting and investment discretion with respect to securities held by Water Street Opportunities I LLC, and is deemed to be the beneficial owner of securities held in the name of Water Street Opportunities I LLC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements in addition to historical information. When used in this Information Statement, the words “can,” “will,” “intends,” “expects,” “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. Any forward-looking statements made by the Company in this Information Statement speak only as of the date hereof. Factors or events that affect the transactions or could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to incorporate by reference information into this Information Statement, which means that we can disclose important information to you by referring you to another document that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 31, 2026.
(2)	Current Report on Form 8-K filed on December 19, 2024.
(3)	Current Report on Form 8-K filed on May 30, 2025.
(4)	Current Report on Form 8-K filed on October 23, 2025.
(5)	Current Report on Form 8-K filed on December 5, 2025.

Copies of documents incorporated by reference, excluding exhibits except to the extent such exhibits are specifically incorporated by reference, are available from us without charge, upon oral or written request to:

ALPHA MODUS HOLDINGS, INC.

20311 Chartwell Center Dr., #1469

Cornelius, NC 28031

(704) 252-5050

Attn: Secretary

ADDITIONAL INFORMATION

We file reports with the SEC. These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to the Exchange Act. You may read and copy materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

By order of the Board of Directors

/s/ William Alessi
William Alessi
Chief Executive Officer and Director

April 24, 2026